Note 20 - Inventories	12 Months Ended
Dec. 31, 2024
Statement Line Items [Line Items]
Disclosure of inventories [text block]
20	Inventories

	2024	2023
Consumable stores*	20,712	18,001
Gold in progress and Ore Stockpile@	3,056	2,303
	23,768	20,304

*

Included in consumables stores is an amount of ($2,105) (2023: ($1,793)) for provision for obsolete stock for items that are not compatible with plant and equipment currently in use. Write down of inventory amounted to $312 for 2024 (2023:$283).

@

Gold work in progress balance as at December 31, 2024 consists of 3,442 ounces (2023: 3,057 ounces) of gold. The ore stockpile relates to a surface stockpile of approximately 8,400 tonnes (2023: Nil tonnes) of crushed ore containing approximately 700 ounces of recoverable gold. Stockpiles are measured by estimating the number of tons added and removed from the stockpile, the number of contained gold ounces is based on assay data, and the estimated recovery percentage based on the expected processing method.